UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2018

2050 MOTORS, INC.

(Exact Name of Registrant as Specified in its Charter)

California	001-13126	95-4040591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3420 Bunkerhill Drive, North Las Vegas, NV	89074
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 731-4806

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, “Company,” “our company,” “us,” “2050,” and “our” refer to 2050 Motors, Inc., unless the context requires otherwise.

FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates” and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On February 27, 2019, Farber, Hass, Hurley LLP announced that the auditor-client relationship with 2050 Motors, Inc. (Commission File Number: 0-192227) has ceased as of February 26, 2019. There were no disagreements about accounting issues.

Item 5.01 Changes in Control of Registrant.

In accordance with Item 5.01 Changes in Control of Registrant and as part of this transition plan, current management and the Board are simultaneously tendering their resignations from the Company ETFM on March 6, 2019. By no later than March 15, 2019, as majority shareholder in ETFM, you will prepare Agreement between ETFM, public corporation, which owns the exclusive license and rights to the Jiangsu Aoxin New Energy Automobile Co., Ltd., (Aoxin) to import, distribute and assemble their automobiles in the USA and subsidiary, Nevada private corporation, 2050 Motors, Inc. (TFPC) for the following:

As consideration, 2050 Motors, Inc.(ETFM) will transfer to current Management and Investors, to be determined in TFPC, eighty (80) percent ownership in exchange for retaining a twenty (20) percent ownership interest in 2050 Motors, Inc., Private Corporation (TFPC) and corporate note from TFPC in the amount of Fifty ($50K) thousand dollars at 8% interest per annum to be paid out of net profits. ETFM will appoint William L. Fowler as President of 2050 Motors, Inc. private Nevada corporation (TFPC) to raise operating capital for expenses to negotiate terms and conditions to maintain Exclusive License with Aoxin.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2019, Mr. William L. Fowler resigned his positions as President/CEO along with any other executive officer positions he held with the Company. The Board, in the best interest of the Company, accepted Mr. Fowler’s resignation and thanked him for his service on behalf of the Company.

On March 6, 2019, in the best interest of the Company, the Board of Directors also appointed Vikram Grover to the positions of President/CEO, Secretary, Treasurer, Chief Financial Officer, and as Board Member of the Company. Following is some background information on Mr. Grover:

Vikram Grover

Mr. Grover is a seasoned Wall Street veteran with over two decades of experience as a sell-side research analyst and investment banker at technology-focused brokerage firms, including Needham & Co. and Thomas Weisel Partners (now Stifel Nicolaus). He is familiar with small-cap public company finance and has a broad network of money managers, family offices, high net worth investors, strategic partners and M&A targets in the U.S. and abroad. Mr. Grover has a M.S. in Management from the Georgia Institute of Technology and is a Chartered Financial Analyst (CFA).

Mr. Grover will serve until the next annual meeting of stockholders of the Company and until such officer’s and/or director’s successor is elected and qualified or until such officer’s and/or director’s earlier death, resignation or removal.

Presently, the commitments with regard to compensation or remuneration for Mr. Grover are as follows:

1) Granting Vikram Grover the compensation package of 100 million common stock purchase warrants with a strike price of $0.001 (one tenth of a cent) and a 5-year expiration date. Vesting date and start date of the five-year expiration period will commence when the Company is brought fully-reporting and current with its required SEC filings (i.e., forms 10-Q, 10-K, etc.) The number of warrants will be doubled at the end of the first year from issuance if at any time from issuance of the initial warrants, ETFM’s closing bid price is greater than one cent ($0.01) for 10 consecutive business days / trading sessions.

2) Assignment of nine (9) million shares of Preferred Stock in 2050 Motors, Inc. at a 50 to 1 ratio (representing 450,000,000 votes) to the order of Vikram Grover.

The Company has no employee benefit plans or other compensation plans.

On March 6, 2019, Mr. Bernd Schaefers resigned his positions as Board Member and Secretary along with any other executive officer positions he held with the Company. The Board, in the best interest of the Company, accepted Mr. Schaefers’ resignation and thanked him for his service on behalf of the Company.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Vikram Grover Employment Contract dated March 5, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 7, 2019

2050 Motors, Inc.

By:	/s/ Vikram Grover
Vikram Grover, CEO/Secretary